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                 NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.
      SUPPLEMENT DATED NOVEMBER 1, 2000 TO PROSPECTUS DATED MARCH 17, 2000


   This will supplement all information provided in the Fund's Prospectus and Statement of Additional Information dated March 17, 2000, that relates to the Fund's investment adviser, investment subadviser and distributor. This Supplement should be read in conjunction with those portions of the Prospectus and Statement of Additional Information. This Supplement also provides important information about current fee waivers, which should be read in conjunction with the Fund's expense table and discussion of the Fund's multiple pricing system in the Prospectus.

   CypressTree Investments, Inc. ("CypressTree"), the parent company of CypressTree Asset Management Corporation, Inc. ("CAM"), sold substantially all of CypressTree's assets, including all of the stock of CAM, the Fund's investment adviser, and all of the stock of CypressTree Funds Distributors, Inc. ("CFD"), the Fund's distributor, to American General Corporation ("American General") on March 10, 2000, (the "Acquisition"). American General is a part of American General Financial Group, a financial service company with approximately $115 billion in assets and over $6 billion in total stockholders' equity. The acquisition resulted in the termination of (i) the investment advisory agreement between CAM and the Fund, (ii) the subadvisory agreement between CAM and CypressTree Investment Management Company, Inc. ("CIMCO"), and
(iii) the distribution agreement between the Fund and CFD.

Investment Advisory, Subadvisory and Distribution Agreements

   Shareholders of the Fund approved a new two-year investment advisory agreement between CAM (operating under its new name of American General Asset Management Corp. ("AGAM")) and the Fund at a special meeting of shareholders on June 1, 2000 (the "June Shareholder Meeting"). Shareholders also approved a new two-year subadvisory agreement with CIMCO at the June Shareholder Meeting.

   CFD, under its new name of American General Funds Distributors, Inc. ("AGFD"), has continued to serve as the distributor of the Fund's shares since the Acquisition. The Board of Directors of the Fund ("the Board") on February 27, 2000 approved a new distribution agreement substantially similar to the Fund's previous distribution agreement with CFD (shareholder approval of the new distribution agreement is not required under the Investment Company Act).

Board of Directors

   Bradford K. Gallagher, Chairman of the Board and President of CAM, resigned from the Board upon consummation of the Acquisition. Alice T. Kane, President of American General Fund Group, was appointed by the Board as a Director of the Fund and Chairman of the Board. The Board also nominated six additional Directors to be proposed for election, along with Ms. Kane, at the June Shareholder Meeting. Two of these nominees replaced Directors Arthur S. Loring and William F. Achtmeyer who resigned upon their successors' election. Shareholders elected Judith L. Craven, William F. Devin, Ben H. Love, Joseph T. Grause, Jr., Timothy J. Ebner, Gustavo E. Gonzales, Jr., John E. Maupin, Jr. and Kenneth J. Lavery as Directors at the June Shareholder Meeting.

Fee Waiver

   Effective November 1, 2000, the Fund's investment adviser voluntarily agreed to reimburse the Fund's expenses to the extent necessary so that the total annualized fund expenses do not exceed 1.50% of average daily gross assets for Class C Shares and 1.45% for Class A and Class B shares (gross assets are total assets minus all liabilities except debt). The .05% and .10% increases for Class B and Class C respectively will be phased in prior to December 31, 2000 at the discretion of AGAM. This will include a distribution fee of 0.05% of average daily net assets for Class B and Class C Shares. This voluntary waiver will continue until further notice. In addition, CIMCO has agreed to waive a portion of its subadvisory fee in connection with the Acquisition.

Telephone Transactions

   The Section entitled "Telephone Transactions" on page 28 of the Prospectus is deleted in its entirety and replaced by the following: Shareholders are not permitted to request exchanges and/or repurchases by telephone.

1000:91407